EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of TASER International, Inc. (the “Company”) on Form 10-Q for the quarterly period ending September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Patrick W. Smith, Chief Executive Officer of the Company, and Daniel M. Behrendt, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick W. Smith
Patrick W. Smith
Chief Executive Officer November 8, 2011

/s/ Daniel M. Behrendt
Daniel M. Behrendt
Chief Financial Officer November 8, 2011